UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-22570

Brookfield Global Listed Infrastructure Income Fund Inc.
(Exact name of registrant as specified in charter)

Brookfield Place,
250 Vesey Street, 15th Floor,
New York, NY 10281-1023
(Address of principal executive offices) (Zip code)

Kim G. Redding,
Brookfield Place,
250 Vesey Street, 15th Floor,
New York, NY 10281-1023
(Name and address of agent for service)

Registrant's telephone number, including area code: (855) 777-8001
Date of fiscal year end: December 31, 2013
Date of reporting period: September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (Sections 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.
Item 1. Schedule of Investments.

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited)
September 30, 2013

	Shares	Value
COMMON STOCKS – 127.1%
AUSTRALIA – 13.0%
Airports – 5.2%
Sydney Airport [1,2]	2,608,200	$ 9,567,176
Infrastructure - Diversified – 1.4%
DUET Group [1]	1,225,800	2,494,878
Transmission & Distribution – 6.4%
Spark Infrastructure Group [1,2]	7,612,200	11,793,126
Total AUSTRALIA		23,855,180
BRAZIL – 12.5%
Toll Roads – 3.2%
CCR SA [1]	737,800	5,815,713
Transmission & Distribution – 9.3%
Alupar Investimento SA [1,3,4]	770,800	6,103,659
Tractebel Energia SA [1]	117,400	1,954,636
Transmissora Alianca de Energia Electrica SA [1]	747,300	7,384,321
Transmissora Alianca de Energia Eletrica SA [1,4]	161,100	1,591,883
Total Transmission & Distribution		17,034,499
Total BRAZIL		22,850,212
CANADA – 16.3%
Oil & Gas Storage & Transportation – 16.3%
Enbridge, Inc. [1]	113,400	4,733,316
Gibson Energy, Inc. [1,4]	302,500	7,218,533
Keyera Corp. [1,2]	87,700	4,984,183
Pembina Pipeline Corp. [1,2]	142,600	4,726,338
TransCanada Corp. [1,2]	108,150	4,752,111
Veresen, Inc. [1]	298,400	3,516,893
Total Oil & Gas Storage & Transportation		29,931,374
Total CANADA		29,931,374
FRANCE – 10.4%
Infrastructure - Diversified – 9.1%
GDF Suez [1,2]	664,100	16,646,189
Toll Roads – 1.3%
Vinci SA [1]	41,800	2,433,448
Total FRANCE		19,079,637
ITALY – 8.0%
Oil & Gas Storage & Transportation – 8.0%
Snam SpA [1,2]	2,903,200	14,713,672
Total ITALY		14,713,672
MEXICO – 0.8%
Oil & Gas Storage & Transportation – 0.8%
Infraestructura Energetica Nova SAB de CV [1]	380,300	1,469,833
Total MEXICO		1,469,833

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited)
September 30, 2013

	Shares	Value
COMMON STOCKS (continued)
SPAIN – 10.5%
Infrastructure - Diversified – 3.9%
Ferrovial SA [1,2]	394,300	$ 7,101,516
Toll Roads – 2.6%
Abertis Infraestructuras SA [1,2]	245,990	4,780,859
Transmission & Distribution – 4.0%
Red Electrica Corp. SA [1]	128,600	7,319,996
Total SPAIN		19,202,371
UNITED KINGDOM – 11.3%
Transmission & Distribution – 8.2%
National Grid PLC [1,2]	254,800	15,045,940
Water – 3.1%
Severn Trent PLC [1]	118,000	3,365,134
United Utilities Group PLC [1,2]	203,850	2,280,034
Total Water		5,645,168
Total UNITED KINGDOM		20,691,108
UNITED STATES – 44.3%
Infrastructure - Communications – 4.1%
American Tower Corp. [2]	101,200	7,501,956
Oil & Gas Storage & Transportation – 37.2%
Emerge Energy Services LP [2]	144,200	4,428,382
Enbridge Energy Management LLC [3]	186,866	5,377,995
Energy Transfer Equity LP	49,500	3,256,110
Energy Transfer Partners LP [2]	122,100	6,357,747
EQT Midstream Partners LP	86,500	4,258,395
EV Energy Partners LP [2]	67,000	2,485,030
Exterran Partners LP	322,300	9,372,484
Inergy LP [2]	185,100	2,548,827
Kinder Morgan Management LLC [3]	0	37
Marlin Midstream Partners, LP [3]	100,000	1,795,000
MPLX LP	96,600	3,520,104
NuStar Energy LP	143,300	5,747,763
NuStar GP Holdings LLC [2]	79,300	1,779,492
PAA Natural Gas Storage LP [2]	174,300	4,059,447
QEP Midstream Partners LP [3]	25,700	581,848
Sempra Energy	55,100	4,716,560
Spectra Energy Corp.	140,000	4,792,200
The Williams Companies, Inc.	31,300	1,138,068
Williams Partners LP [2]	37,400	1,977,712
Total Oil & Gas Storage & Transportation		68,193,201
Rail – 1.3%
Union Pacific Corp.	15,000	2,330,100

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited)
September 30, 2013

	Shares	Value
COMMON STOCKS (continued)
Real Estate Operator/Developer – 1.7%
CorEnergy Infrastructure Trust	450,000	$ 3,150,000
Total UNITED STATES		81,175,257
Total COMMON STOCKS (Cost $207,094,254)		232,968,644
SUBSCRIPTION RIGHTS – 0.1%
SPAIN – 0.1%
Toll Roads – 0.1%
Abertis Infraestructuras SA [1,2,3]	245,990	239,274
Total SPAIN		239,274
Total SUBSCRIPTION RIGHTS (Cost $206,239)		239,274

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS – 1.6%
AUSTRALIA – 1.6%
Oil & Gas Storage & Transportation – 1.6%
APT Pipelines, Ltd. [1,5]	8.01%	09/30/72	AUD 2,919	2,859,576
Total CORPORATE BONDS (Cost $3,064,542)				2,859,576
Total Investments – 128.8% (Cost $210,365,035)				236,067,494
Liabilities in Excess of Other Assets – (28.8)%				(52,716,359)
TOTAL NET ASSETS – 100.0%				$183,351,135

AUD	— Australian Dollar

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	— Foreign security or a U.S. security of a foreign company.
2	— All or a portion of this security is pledged as collateral for credit facility.
3	— Non-income producing security.
4	— Security acquired in a foreign offering, offered to U.S. Qualified Institutional Buyers under Rule 144a of the Securities Act of 1933. These shares are eligible for resale on their respective foreign exchanges under Regulation S of the Securities Act of 1933. As of September 30, 2013, the total value of all such investments was $14,914,075 or 8.1% of net assets.
5	— Variable rate security – Interest rate shown is the rate in effect as of September 30, 2013.

Notes to Schedule of Investments (Unaudited)
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security. If quotes cannot be obtained from two active and reliable market makers then the securities may be priced using a quote obtained from a single active market maker. Short-term debt securities with remaining maturities of sixty days or less are held at fair value which is equal to cost with interest accrued or discount accrued to the date of maturity, unless such valuation, in the judgment of the Brookfield Investment Management Inc. ("BIM" or "Adviser") Valuation Committee, does not represent market value, in which case these securities will be fair valued as determined by the Adviser’s Valuation Committee.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors (the "Board"). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund' portfolios. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Valuation Committee is comprised of senior members of the Adviser’s management team.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 -	quoted prices in active markets for identical assets or liabilities
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 23,855,180	$ —	$ 23,855,180
Brazil	22,850,212	—	—	22,850,212
Canada	29,931,374	—	—	29,931,374
France	—	19,079,637	—	19,079,637
Italy	—	14,713,672	—	14,713,672
Mexico	1,469,833	—	—	1,469,833
Spain	—	19,202,371	—	19,202,371
United Kingdom	15,045,940	5,645,168	—	20,691,108
United States	81,175,257	—	—	81,175,257
Total Common Stocks	150,472,616	82,496,028	—	232,968,644
Corporate Bonds:
Australia	—	2,859,576	—	2,859,576
Subscription Rights:
Spain	239,274	—	—	239,274
Total	$ 150,711,890	$ 85,355,604	$ —	$ 236,067,494
For further information regarding security characteristics, see the Schedule of Investments.
The fair value of the Fund's credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820 "Disclosures about Fair Values of Financial Instruments", approximates the carrying amount of $53,000,000. As of September 30, 2013 this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
Level 2 securities are fair valued as a result of market movements following the close of local trading. During the period ended September 30, 2013, there were no transfers due to these market movements. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
During the period ended September 30, 2013, the Fund did not invest in any Level 3 securities.
Option Contracts: The Fund may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities or traded in the over-the-counter market to hedge the value of the Fund's portfolio or, as a means of achieving additional return.
A call option is a contract that gives the holder of the option the right to buy from the writer of the option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.
A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller of the put option the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.
A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is “uncovered” if the underlying security covered by the call is not held by the Fund. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.
If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.
 The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
The premium amount and the number of written option contracts during the period ended September 30, 2013, were as follows:
	Number of Contracts	Premium Amount
Outstanding at December 31, 2012	—	$ —
Options written	4,500	281,484
Options expired	(2,556)	(94,972)
Options exercised	(1,944)	(186,512)
Outstanding at September 30, 2013	—	$ —
As of September 30, 2013, there were no options outstanding.
The average notional value of written options during the period ended September 30, 2013 was $3,741,975.
Credit facility: The Fund established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. For the period ended September 30, 2013, the average interest rate paid on the line of credit was 0.94% of the total line of credit amount available to the Fund.
Total line of credit amount available	$63,000,000
Line of credit outstanding at September 30, 2013	53,000,000
Line of credit amount unused at September 30, 2013	10,000,000
Average balance outstanding during the period	53,000,000
Interest expense incurred on line of credit during the period	445,232

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at September 30, 2013 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$210,365,035	$33,970,361	$(8,267,902)	$25,702,459

Item 2. Controls and Procedures.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-Q.
(b) As of the date of filing this Form N-Q, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 3. Exhibits
The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.